UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement of Historical Financial Results
On November 16, 2023, the Audit and Finance Committee (the “Audit Committee”) of the Board of Directors of Emergent BioSolutions Inc. (the “Company”), based on the recommendation of, and after consultation with, the Company’s management and independent registered public accounting firm, concluded that the Company’s previously issued audited consolidated financial statements as of and for the year ended December 31, 2022 (the “Affected Financials”) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) should no longer be relied upon due to certain errors in the calculation and review of the Company’s net state deferred tax liability, the correction of which is material to the Company’s results of operations included in the 2022 Annual Report. Similarly, related earnings releases, press releases, shareholder communications, investor presentations or other communications describing relevant portions of the Affected Financials should no longer be relied upon.
The errors in the Affected Financials were identified during the Company’s quarterly review process related to the preparation of its unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2023. The errors were associated with state tax rates and the interplay with the naked credit used in calculating the net state deferred tax liability, which are non-cash items that resulted in an understatement of the Company’s income tax benefit of $11.7 million for the year ended December 31, 2022. Because the correction of this misstatement is material to the previously reported results of operations included in the 2022 Annual Report, the Audit Committee concluded that the 2022 Annual Report should no longer be relied upon. In addition, the Company determined that it is appropriate to revise the Affected Financials to correct other unrelated errors that were previously addressed as out-of-period adjustments in previously filed financial statements that were not material, individually or in the aggregate, to those previously filed financial statements.
Controls and Procedures
Due to the discovery of this error, the Company’s management re-evaluated the effectiveness of the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2022 and identified a material weakness in the Company’s ICFR that existed as of December 31, 2022, relating to the calculation and review of the Company’s net state deferred tax liability. As a result of this newly identified material weakness, Management’s Report on Internal Control Over Financial Reporting and the opinion of Ernst & Young LLP, the Company’s independent registered public accounting firm, on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022, included in the 2022 Annual Report, should no longer be relied upon. The Company will provide further specifics on the material weakness in its internal control over financial reporting and its remediation plan in its amendment to the 2022 Annual Report.
The Company’s management and the Audit Committee discussed the matters disclosed in this Item 4.02 with Ernst & Young LLP, the Company’s independent registered public accounting firm.
Next Steps
As a result of the misstatements, the Company plans to restate its consolidated financial statements for the year ended December 31, 2022 as well as Management’s Report on Internal Control Over Financial Reporting as of December 31, 2022, and include them in an amendment to the 2022 Annual Report that it intends to file with the Securities and Exchange Commission (the “SEC”) as soon as practicable. Additionally, the Company intends to file the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Quarterly Report”) as soon as practicable. The Company previously filed a Form 12b-25 with the SEC on November 9, 2023 in connection with the delayed filing of the Quarterly Report.
Safe Harbor Statement
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the Company’s anticipated restatement of the Affected Financials and the intended timing of the filing of reports with the SEC, are forward-looking statements. The Company generally identifies forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on the Company’s current intentions, beliefs and expectations regarding future events based on information that is currently available. The Company cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from the Company’s expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and, except as required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: November 16, 2023	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer